UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
April 12, 2007
814-00127
(Commission File Number)
BRANTLEY CAPITAL CORPORATION.
(the “Fund”)
(Exact name of registrant as specified in its charter)
MARYLAND, 34-1838462
(Jurisdiction of Incorporation) (IRS Employer Identification Number)
287 Bowman Avenue
2nd Floor
Purchase, NY 10577
(Address of registrant’s principal executive office)
(914) 510-9385
(Registrant’s telephone number)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Brantley Capital Corporation (OTC: BBDC) today announced at the Special Meeting of the Shareholders the proposal to sell substantially all of the Fund’s investment assets and the Plan of Liquidation and Dissolution was approved as reflected in a News Release issued April 11, 2007.
This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the News Release, included as Exhibit 99.1 to this filing. Exhibit 99.1 is incorporated by reference into this Item 8.01.
Item 9.01 Exhibits.
     (a)     Financial statements of businesses acquired.
               Not applicable.
     (b)     Pro forma financial information
               Not applicable.
     (c)      Exhibits
                99.1 Press Release dated April 11, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2007	BRANTLEY CAPITAL CORPORATION
	By:	/s/ Phillip Goldstein
Phillip Goldstein
Chairman of the Board